Forward-Looking Statement
Certain
of
the
matters
discussed
in
this
report
about
our
and
our
subsidiaries'
future
performance,
including,
without
limitation,
future
revenues,
earnings,
strategies,
prospects,
consequences
and all
other
statements
that
are
not
purely
historical
constitute
“forward-looking
statements”
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Such
forward-looking
statements
are
subject
to
risks
and
uncertainties,
which
could
cause
actual
results
to
differ
materially
from
those
anticipated.
Such
statements
are
based
on
management's
beliefs
as
well
as
assumptions
made
by
and
information
currently
available
to
management.
When
used
herein,
the
words
“anticipate,”
“intend,”
“estimate,”
“believe,”
“expect,”
“plan,”
“should,”
“hypothetical,”
“potential,”
“forecast,”
“project,”
variations
of
such
words
and
similar
expressions
are
intended
to
identify
forward-looking
statements.
Factors
that
may
cause
actual
results
to
differ
are
often
presented
with
the
forward-looking
statements
themselves.
Other
factors
that
could
cause
actual
results
to
differ
materially
from
those
contemplated
in
any
forward-looking
statements
made
by
us
herein
are
discussed
in
filings
we
make
with
the
United
States
Securities
and
Exchange
Commission
(SEC),
including
our
Annual
Report
on
Form
10-K
and
subsequent
reports
on
Form
10-Q
and
Form
8-K
and
available
on
our
website:
http://www.pseg.com.
These
factors
include,
but
are
not
limited
to:
•
adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
•
adverse changes in energy industry law, policies and regulation, including market structures and transmission planning,
•
any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
•
changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
•
changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
•
actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
•
any inability to manage our energy obligations, available supply and risks,
•
adverse
outcomes
of
any
legal,
regulatory
or
other
proceeding,
settlement,
investigation
or
claim
applicable
to
us
and/or
the
energy
industry,
•
any deterioration in our credit quality or the credit quality of our counterparties,
•
availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
•
changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
•
delays in receipt of necessary permits and approvals for our construction and development activities,
•
delays or unforeseen cost escalations in our construction and development activities,
•
any inability to achieve, or continue to sustain, our expected levels of operating performance,
•
any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
•
acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
•
increases in competition in energy supply markets as well as for transmission projects,
•
any inability to realize anticipated tax benefits or retain tax credits,
•
challenges associated with recruitment and/or retention of a qualified workforce,
•
adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
•
changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and
•
changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The
forward-looking
statements
contained
in
this
report
are
intended
to
qualify
for
the
safe
harbor
provisions
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities Exchange Act of 1934, as amended.

EXHIBIT 99

GAAP Disclaimer
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and
Amortization (EBITDA) in addition to its Income from Continuing Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Income from
Continuing Operations/Net Income. Operating Earnings exclude gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.
PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.
PSEG is presenting Adjusted EBITDA because it provides investors with additional information to compare our business performance to other companies and understand performance trends. Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense costs at Power’s fossil generation facilities.
This
information
is
not
intended
to
be
viewed
as
an
alternative
to
GAAP
information.
The
last
three
slides
in
this presentation (Slides A, B and C) include a list of items excluded from Income from Continuing
Operations/Net Income to reconcile to Operating Earnings and Adjusted EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears.

Two complementary businesses
A stable platform, each with growth opportunities
Strategy:
Investment program enhances
competitive position with addition of efficient
CCGT capacity
Value Proposition:  Provides substantial
free cash flow in current environment and
upside from market rule improvements
Assets $12B
Operating Earnings $642M
Regional Competitive Generation
Strategy:  Investments aligned with public
policy and customer needs
Value Proposition:  A $12
billion
infrastructure program –
focused on
transmission –
produces double-digit rate
base growth through 2019
Assets  $22B
Operating Earnings
$725M
Electric
& Gas Delivery
and Transmission
2014
2014
ASSETS
AND
OPERATING
EARNINGS
ARE
FOR
THE
YEAR
ENDED
12/31/2014.
PSE&G
AND
POWER
DO
NOT
ADD
TO
TOTAL
DUE
TO
PARENT
AND
PSEG
LONG
ISLAND
ACTIVITY.
SEE
SLIDE
A
FOR
ITEMS
EXCLUDED
FROM
INCOME
FROM
CONTINUING
OPERATIONS/NET
INCOME
TO
RECONCILE
TO
OPERATING
EARNINGS.

Delivering on commitments and realizing growth
Operational
Excellence
•
PSE&G:
Mid-Atlantic
Reliability
Award
(13
th
consecutive
year),
top
ranked
among
eastern electric and gas utilities in
business
customer satisfaction
•
PSEG
Power:
Record
output
from
combined
cycle
units
•
PSEG Long Island:
Demonstrated management and integration capability
through a successful transition in first year
•
PSEG:  Cost-control benefits continue
Financial
Strength
•
Updated
operating
earnings
guidance
for
2015
to
$2.80-$2.95
per
share from
$2.75-$2.95 per share
•
Cash
flows
and
business
mix
support
strong
credit
ratings
and
ability
to
fully
fund robust investment pipeline without issuing new equity
•
Increased rate of
dividend growth in 2015
Disciplined
Investment
•
PSE&G
Capital program = rate base growth of 11% over 5 years with increased investment in Transmission; Electric and Gas distribution; and Gas
System Modernization Program
•
Power:  Keys & Sewaren CCGTs, uprates, PennEast Pipeline, and Solar Source

Energy Strong and Infrastructure Programs $0.9
Solar and EE $1.0
Distribution $2.4
Transmission $5.5
Maintenance $0.9
Growth $1.1
Environmental $0.7
Other $0.1

Solar and EE $0.3
GSMP $0.9
Energy Strong** $0.8
Distribution $3.0
Maintenance $1.1
Transmission $6.8
Environmental $0.3
Growth**** $2.2
Other $0.2

PSEG

Robust pipeline of investment opportunities
supports >20% growth in capital spending over the period
2015E -
2019E*: $15.6Billion
2010 –
2014: $12.6 Billion
Power Total***
$2.7B
PSE&G Total
$9.8B
PSE&G Total
$11.8B
PSEG Capital Spending
Power Total***
$3.6B
*INCLUDES
ALL
PLANNED
SPENDING.
**ENERGY
STRONG
EXCLUDES
RISK
AND
CONTINGENCY.
***POWER
CAPITAL
SPENDING
EXCLUDES
NUCLEAR
FUEL.
****INCLUDES
PENNEAST
PIPELINE
EQUITY
INVESTMENT
OF
$0.1B.
E=ESTIMATE.
DATA
AS
OF
SEPTEMBER
2015.

Balance sheet strength supports capital
allocation
Timeframe
Actions taken
2010 –
2014:
Transformed
business mix
•
Applied $16 billion towards investments and dividends
•
Improved credit ratings
•
Monetized Energy Holdings’ portfolio
•
Strong balance sheet sustained during period of low power
prices, while increasing the dividend
2015 –
Forward:
Strong financial
position supports
continued growth
•
Increased rate of dividend growth in 2015
•
$15.5 billion+ investment program through 2019
•
Gas System Modernization Program settlement of
~ $900 million of capital investment through 2019
•
Financial
capability supports further expansion of the
current capital plan

PSE&G’s
robust capital investment pipeline
drives double-digit rate base growth through 2019
E=ESTIMATE
PSE&G Capital Projects
•
Planned capital spend
supports high single
digit earnings growth at
PSE&G through 2017
•
Transmission expected
to grow to >50% of
rate base in 2019
•
Seeking
to broaden
platform to expand
energy efficiency and
other
investments

Operating Earnings
Disciplined investment program and focus on operational
excellence have supported growth
Power’s
diverse fuel
mix and dispatch
flexibility continue to
generate strong
earnings and free cash
flow in low price
environment
PSE&G’s investment
program has driven
double digit compound
annual earnings
growth since 2010
Operating Earnings* Contribution by Subsidiary
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS.  E=ESTIMATE
** 2015 PERCENTS USE MIDPOINT OF UPDATED EARNINGS GUIDANCE.
**
**

PSE&G
plans to invest $11.8B over the
next five years
Distribution
34%
Other
Transmission
32%
Major
Transmission
Incentive
Projects
24%
Solar/Energy
Efficiency
10%
2010-2014
$9.8B
PSE&G’s Capital Expenditures*
Distribution
40%
Other
Transmission
45%
Major
Transmission
Incentive
Projects
13%
Solar/Energy
Efficiency
2%
2015-2019E
$11.8B
*INCLUDES AFUDC.    E=ESTIMATE.

PSE&G has successfully worked with
regulators to develop multiple solutions for New Jersey’s
energy and economic development goals
•
Solar Loan I
–
2008
•
Solar Loan II
–
2009
•
Solar 4 All
–
2009
•
Solar Loan III
–
2013
•
Solar 4 All Ext
–
2013
RENEWABLES
creative solutions to install
solar generation
•
Carbon Abatement
–
2008
•
Demand Response
–
2009
•
Energy Efficiency (EE) –
2009
•
EE Extension
–
2011
•
EE Extension II
–
2015
ENERGY EFFICIENCY
assisting customers with
controlling energy usage
•
NJ Capital Infrastructure
Program 1 (CIP 1)
–
2009
•
NJ Capital Infrastructure
Program 2 (CIP 2)
–
2011
•
Energy Strong
–
2014
DISTRIBUTION
improving electric and gas
delivery infrastructure
To date we have
invested over $2B in
the above programs
Over $1B ahead in
Energy Strong, Energy
Efficiency Ext II
and
Solar programs
Gas System (GSMP)
settlement increases
investment by ~$900M
through 2019

Settlement reached on Gas System Modernization
Program for ~$900 million over three years
•
Agreement in principle reached with Staff of the NJBPU
and the Division of Rate Counsel
•
GSMP is the next phase of a long-term, cast iron
and unprotected steel replacement strategy
•
Three-year program with total capital investment
of $905 million, beginning January 2016
The program provides for investment of $650M
recovered through a clause similar to the
Energy Strong program –
with a 9.75% ROE
Additional capital investment of $255M to be
recovered in rate case scheduled to be filed
November 2017

Traditional Recovery Mechanisms
Distribution Base Rates
FERC Formula Rates
Transmission
PSE&G continues to receive
contemporaneous/
formula rate recovery on ~70% of its investment program
20%
56%
24%
2010-2014 PSE&G Capital Spending
by Recovery Method
$9.8B
Clause Recovery Mechanisms
Energy Strong / GSMP  / Infrastructure /
Solar / Energy Efficiency
15%
57%
28%
2015-2019E PSE&G Capital
by Recovery Method
$11.8B
E = ESTIMATE.   DATA AS OF SEPTEMBER 2015.

PSE&G’s 2015 operating earnings
expected to benefit from increased investment in Transmission
$612
$725
2013
2014
2015 Guidance
PSE&G Operating Earnings*
($ Millions)
$760 --
$775E**
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO
OPERATING EARNINGS.  E =ESTIMATE.  **UPDATED GUIDANCE ON JULY 31, 2015.

Power’s 2015 operating earnings
maintain solid performance
Power Operating Earnings*
($ Millions)
2013
2014
2015 Guidance
$710
$642
$620 –
$680E
2015 Observations
•
Increase in average
hedge price for energy
helps mitigate reset in
capacity price and
volume
*  SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.      E = ESTIMATE.

… Recent capacity auctions provide for growth in capacity revenue into 2019
Capacity Market Pricing:
~98% of Power’s PJM fleet
that cleared the 2018/2019 RPM auction met the new CP standards
RPM –
Auction Results
Delivery Year
2015 / 2016*
2016 / 2017*+
2017 / 2018+
2018 / 2019
Power’s Average
Prices*($/MW-day)
$168
$172
$177
$215
RTO Prices
($/MW-day)
$136
$59
$120
$165/$150
(CP/Base)
Power’s Cleared
Capacity (MW)
8,750
8,700
8,700
8,650
PJM
Capacity
Revenues
($
Millions)
Calendar Year
2016
2017
2018
Through 5/31/19
Capacity Revenues
$542
$555
$631
$281
*PSEG POWER’S AVERAGE PRICES AND CLEARED CAPACITY (MW) REFLECT BASE AND INCREMENTAL AUCTIONS.
DELIVERY YEAR RUNS FROM JUNE 1 TO MAY 31 OF THE NEXT CALENDAR YEAR.
+ INCLUDES CP TRANSITION AUCTION RESULTS FOR ‘16/’17 AND ‘17/’18
AS OF SEPTEMBER 10, 2015.
2018/2019 RPM Auction Highlights
•   Cleared new 540 MW Sewaren 7 CCGT
•   EMAAC separated
•   CP reflects cost to meet new performance obligation
•   CP construct favors portfolio approach

PSEG 2015 Updated Guidance for Operating Income
–
by Subsidiary, and PSEG Power Adjusted EBITDA
Anticipates Another Year of Growth in Operating Earnings
$ millions (except EPS)
2015E
2014
PSE&G
$760 -
$775
$725
PSEG Power
$620 -
$680
$642
PSEG Enterprise/Other
$40 -
$45
$33
Operating Earnings*
$1,420 -
$1,500
$1,400
Earnings per Share
$2.80 -
$2.95E
$2.76
PSEG Power Adjusted EBITDA**
$ millions (except EPS)
2015E
2014
PSEG Power
$1,545 -
$1,645
$1,584
*   SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS; INCLUDES THE FINANCIAL IMPACT
FROM MARK-TO-MARKET POSITIONS WITH FORWARD DELIVERY MONTHS.
** SEE SLIDE B FOR A RECONCILIATION OF ADJUSTED EBITDA TO OPERATING EARNINGS AND NET INCOME.   E = ESTIMATE.

~$1.6B
~$2.2B
~$2.2B
~$2.8B
~$6.8B
~$15.6B
PSEG 2015–
2019E Capital Expenditures
(1)
PSEG growth spend represents ~75% of total investment
Power & Other
Maintenance
PSE&G
Distribution
Maintenance
Power
Growth
PSE&G
Transmission
Growth
PSE&G
Distribution
Growth
Planned Growth Investment
~$11.8B
PSEG
Planned
Spend
Maintenance ~$3.8B
(1)
INCLUDES AFUDC AND IDC, GAS SYSTEM MODERNIZATION PROGRAM, KEYS ENERGY CENTER, SEWAREN, PENNEAST
PIPELINE EQUITY INVESTMENT OF~$0.1B IS INCLUDED IN POWER GROWTH.
E = ESTIMATE.

2014 –
2017E Rate Base
CAGR Growth of ~13%
Distribution
Transmission
PSE&G’s Capital Program drives double-digit
growth in rate base through 2019
~$11.4B
~$16.5B
~$6.9B
~$4.5B
~$2.2B
~$9.8B
~$3.1B
~$9.4B
Rate Base
Growth
~$0.5B
2014
Rate Base
Planned
2017E
Rate Base
Planned
2019E
Rate Base
~$2.0B
~$8.9B
~$7.6B
~$19.2B
2014 –
2019E Rate Base
CAGR Growth of ~11%
Rate Base
Growth
E = ESTIMATE
INCLUDES GAS SYSTEM MODERNIZATION PROGRAM

0%
5%
10%
15%
Continuing our track record of 5 year
double digit rate base growth leading to high single-digit growth in earnings through 2017
2010 –
2015E
PSE&G 5 Year Rate Base CAGR
2011 –
2016E
2012 –
2017E
2013 –
2018E
2014 –
2019E
~11%
~13%
~12%
~10%
~11%
E = ESTIMATE
INCLUDES GAS SYSTEM MODERNIZATION PROGRAM

PSEG 2015 -
2019E Sources and Uses
Sources
Uses
PSE&G
Cash from
Ops
(1)
PSE&G Cash
Investment
PSE&G Net
Debt
Shareholder
Dividend
Power
Cash from
Ops
Power Net
Debt
Other Cash Flow
(2)
Parent
Long-Term
Debt
Power Cash
Investment
(3)
Utilizing financial strength to issue debt
at the parent level in support of regulated growth
79
INCLUDES KEYS ENERGY CENTER, SEWAREN, GAS SYSTEM MODERNIZATION PROGRAM
(1)
PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$260M FROM 2015-2019
(2)
OTHER CASH FLOW INCLUDES PSEG LI, HOLDINGS NET CASH FLOW, INVESTED CASH, AND PARENT SHORT-TERM DEBT
(3)
POWER CASH INVESTMENT INCLUDES NUCLEAR FUEL AND EMISSION PURCHASES      E = ESTIMATES.

Total Incremental Investment Capacity
through 2017
Substantial Investment Capacity to pursue
additional growth without the need for equity*
$0.0
$3.0
Power
Parent
Total
($ Billions)
Power
PSEG
Estimate
~ 50%
~27%
Minimum
Threshold
30%
~20%
Average Funds from Operations /Debt
2015 -
2017
*INCLUDES KEYS ENERGY CENTER, SEWAREN, GAS SYSTEM MODERNIZATION PROGRAM.  E= ESTIMATE
Our incremental investment capacity can support growth at both
PSE&G and Power

PSEG Summary
•
Continued third year of anticipated positive earnings trend in 2015 with updated operating earnings guidance of $2.80 to $2.95 per share
•
Continued 5
th
straight year of expected double digit, 5-year growth in rate base
•
Anticipated high single digit earnings growth at PSE&G on a three-year basis from 2014 to 2017, driven by transmission investments and planned programs
•
Power’s continued focus on operational excellence, market expertise and financial strength delivers value in current price environment
•
Power realigning its portfolio with new, efficient CCGT investments in MD and NJ
•
Strong Balance Sheet and Cash Flow support PSE&G’s capital program and
Power’s new investment opportunities without the need for equity
•
Our $0.08 per share dividend increase for 2015 is consistent with our long history of returning cash to the shareholder through the common dividend, with potential for consistent and sustainable growth

PSEG Power’s Adjusted EBITDA -
Q2 2015,
YTD and Full-Year 2015 Guidance
Three
Months
Ended June 30,
Six Months (YTD)
Ended June 30,
Full-Year 2015
Guidance
($ in millions)
2015
2014
2015
2014
Low
High
Operating Earnings**
$110
$87
$388
$380
$620
$680
Add:
Fossil Major Maintenance, pre-tax
52
49
101
107
115
115
Depreciation & Amortization, pre-tax
75
73
152
146
305
305
Interest Expense, pre-tax
32
29
63
60
125
125
Income Taxes
32
38
223
234
380
420
Adjusted EBITDA
$301
$276
$927
$927
$1,545E
$1,645E
PSEG Power -
Adjusted EBITDA*
*    SEE SLIDE B FOR A RECONCILIATION OF ADJUSTED EBITDA TO OPERATING EARNINGS AND NET INCOME.   E = ESTIMATE.
**  SEE
SLIDE
A
FOR
ITEMS
EXCLUDED
FROM
NET
INCOME
TO
RECONCILE
TO
OPERATING
EARNINGS;
INCLUDES
THE
FINANCIAL
IMPACT
FROM
MARK-TO-MARKET POSITIONS WITH FORWARD DELIVERY MONTHS.

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
2014
2013
2012
2011
2010
2009
Earnings Impact ($ Millions)
Operating Earnings
1,400
$
1,309
$
1,236
$
1,389
$
1,584
$
1,567
$
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power)
68

40

52

50

46

9

Gain (Loss) on Mark-to-Market (MTM)
(a)
 (PSEG Power)
66

(74)

(10)

107

(1)

(11)

Lease Transaction Activity (PSEG Enterprise/Other)
-

-

36

(173)

-

29

Storm O&M (PSEG Power)
(16)

(32)

(39)

-

-

-

Market Transition Charge Refund (PSE&G)
-

-

-

-

(72)

-

Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-

-

-

34

-

-

Income from Continuing Operations
1,518
$
1,243
$
1,275
$
1,407
$
1,557
$
1,594
$
Discontinued Operations
-

-

-

96

7

(2)

Net Income
1,518
$
1,243
$
1,275
$
1,503
$
1,564
$
1,592
$
Fully Diluted Average Shares Outstanding (in Millions)
508

508

507

507

507

507

Per Share Impact (Diluted)
Operating Earnings
2.76
$
2.58
$
2.44
$
2.74
$
3.12
$
3.09
$
Gain (Loss) on NDT Fund Related Activity (PSEG Power)
0.13

0.08

0.10

0.10

0.09

0.02

Gain (Loss) on MTM
(a)
 (PSEG Power)
0.13

(0.14)

(0.02)

0.21

-

(0.02)

Lease Transaction Activity (PSEG Enterprise/Other)
-

-

0.07

(0.34)

-

0.05

Storm O&M (PSEG Power)
(0.03)

(0.07)

(0.08)

-

-

-

Market Transition Charge Refund (PSE&G)
-

-

-

-

(0.14)

-

Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-

-

-

0.06

-

-

Income from Continuing Operations
2.99
$
2.45
$
2.51
$
2.77
$
3.07
$
3.14
$
Discontinued Operations
-

-

-

0.19

0.01

-

Net Income
2.99
$
2.45
$
2.51
$
2.96
$
3.08
$
3.14
$
(Unaudited)
For the Year Ended
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
(a)
Includes the financial impact from positions with forward delivery months.
A

PSEG Power Adjusted EBITDA Reconcilation

Reconciling Items	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014	Year Ended December 31, 2014
	($ Millions, Unaudited)				
Adjusted EBITDA	$ 301	$ 276	$ 927	$ 927	$ 1,584
Fossil Major Maintenance, pre-tax	(52)	(49)	(101)	(107)	(144)
Depreciation and Amortization, pre-tax [(b)]	(75)	(73)	(152)	(146)	(291)
Interest Expense, pre-tax [(b)]	(32)	(29)	(63)	(60)	(120)
Income Taxes [(b)]	(32)	(38)	(223)	(234)	(387)
Operating Earnings	$ 110	$ 87	$ 388	$ 380	$ 642
Gain (Loss) on NDT Fund Related Activity, pre-tax	3	30	10	49	138
Gain (Loss) on MTM, pre-tax [(a)]	48	(70)	14	(293)	111
Storm O&M, net of insurance recoveries, pre-tax	45	(9)	172	(19)	(27)
Income Taxes related to Operating Earnings reconciling items	(40)	16	(83)	101	(104)
Net Income	$ 166	$ 54	$ 501	$ 218	$ 760

(a) Includes the financial impact from positions with forward delivery months.
(b) Excludes amounts related to Operating Earnings reconciling items.

PSEG

Items Excluded from Net Income to Reconcile to Operating
Earnings and Adjusted EBITDA
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AND ADJUSTED EBITDA AS NON-GAAP FINANCIAL
MEASURES AND HOW THEY DIFFER FROM NET INCOME.
B

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

Consolidated Operating Earnings Reconciliation

Reconciling Items, net of tax	*Three Months Ended June 30,*		*Six Months Ended June 30,*		*Year Ended December 31,*	
	2015	*2014*	*2015*	*2014*	*2014*	*2013*
	($ Millions, Unaudited)					
Operating Earnings	$ 289	$ 245	$ 818	$ 760	$ 1,400	$ 1,309
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity (PSEG Power)	1	14	3	23	68	40
Gain (Loss) on Mark-to-Market (MTM)[(a)] (PSEG Power)	28	(42)	8	(174)	66	(74)
Storm O&M, net of insurance recoveries (PSEG Power)	27	(5)	102	(11)	(16)	(32)
Net Income	$ 345	$ 212	$ 931	$ 598	$ 1,518	$ 1,243
Fully Diluted Average Shares Outstanding (in Millions)	508	508	508	508	508	508
	($ Per Share Impact - Diluted, Unaudited)					
Operating Earnings	$ 0.57	$ 0.49	$ 1.61	$ 1.50	$ 2.76	$ 2.58
Gain (Loss) on NDT Fund Related Activity (PSEG Power)	-	0.02	-	0.04	0.13	0.08
Gain (Loss) on MTM[(a)] (PSEG Power)	0.06	(0.08)	0.02	(0.34)	0.13	(0.14)
Storm O&M, net of insurance recoveries (PSEG Power)	0.05	(0.01)	0.20	(0.02)	(0.03)	(0.07)
Net Income	$ 0.68	$ 0.42	$ 1.83	$ 1.18	$ 2.99	$ 2.45

PSEG

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
C